Exhibit 12.3

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT 2002

I, Simon Lowth, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 20-F of AstraZeneca PLC; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

September 21, 2012

/s/ Simon Lowth
Simon Lowth, Interim Chief Executive Officer, AstraZeneca PLC